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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       February 11, 1997
                                                 ------------------------------

                        YES! Entertainment Corporation
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          (Exact Name of the Registrant as Specified in Its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

            0-25916                                      94-3165290
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   (Commission File Number)                (I.R.S. Employer Identification No.)

  3875 Hopyard Road, Suite 375, Pleasanton, California      94588
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        (Address of Principal Executive Offices)         (Zip Code)

                                (510) 847-9444
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             (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.
          ------------

          In a press release disseminated on February 10, 1997, the registrant publicly announced that it has raised $10 million in a private placement to certain institutional buyers of convertible subordinated debentures and warrants. The information which is set forth in the Registrant's Press Release dated February 10, 1997, filed as Exhibit 99.1 hereto, is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c) Exhibits

              4.1 Form of Convertible Subordinated Debenture dated January 28, 1997.

              4.2    Form of Warrant dated January 28, 1997.

             99.1     Press Release dated February 10, 1997.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 11, 1997
                                       YES! ENTERTAINMENT CORPORATION


                                       By:   /s/ BRUCE D. BOWER
                                          --------------------------------------
                                             Bruce D. Bower
                                             Executive Vice President,
                                             General Counsel and Secretary

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                               INDEX TO EXHIBITS

                 EXHIBIT
                 NUMBER  DESCRIPTION
                 ------  -----------

                    4.1 Form of Convertible Subordinated Debenture dated January 28, 1997.

                    4.2  Form of Warrant dated January 28, 1997.

                   99.1  Press Release dated February 10, 1997.

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